UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 7, 2018
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 7, 2018. On the April 13, 2018 record date, there were 109,263,103 shares of the Company’s common stock outstanding with each such share being entitled to one vote.
A total of 99,637,806 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors
The shareholders elected William M. Byerley, Julia P. Forrester and Kenneth L. Stewart as Class I directors of the Company for a term expiring at the Annual Meeting of Shareholders in 2021 or the earlier death, retirement, resignation or removal of such director. The shareholders elected Timothy E. Parker and David M. Posner as Class III directors of the Company for a term expiring at the Annual Meeting of Shareholders in 2020 or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
William M. Byerley	82,916,745	6,088,105	12,218	10,620,738
Julia P. Forrester	80,400,604	8,605,871	10,593	10,620,738
Timothy E. Parker	88,179,817	825,333	11,918	10,620,738
David M. Posner	83,246,702	5,759,400	10,966	10,620,738
Kenneth L. Stewart	82,841,735	6,163,265	12,068	10,620,738

Proposal 2: Advisory Vote on Executive Compensation
The shareholders approved the non-binding advisory resolution approving the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,691,780	25,296,129	29,159	10,620,738

Proposal 3: Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation
The shareholders voted in favor of “1 Year” as their preferred frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
87,392,758	274,921	755,378	594,011	10,620,738
In light of these results and consistent with the recommendation of the Company’s Board of Directors (the “Board”) on this matter, the Board has determined that the Company will hold advisory votes to approve the compensation of its named executive officers every year until the next required advisory vote on the frequency of advisory votes approving executive compensation.

Proposal 4: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2018
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Votes For	Votes Against	Votes Abstained
99,606,273	15,775	15,758

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 12, 2018	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President